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                                                                   Exhibit 10(x)



                             AMENDMENT OF AGREEMENT


      Reference is made to an Agreement (the "Agreement") dated as of August 17, 2001 among Lynch Corporation (the "Company"), Ralph R. Papitto ("Mr. Papitto") and Mario J. Gabelli ("Mr. Gabelli").

      WHEREAS, the parties to the Agreement wish to amend it to terminate certain of their respective obligations thereunder.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties agree as follows:

1. Sections 2, 5, 6 and 7 of the Agreement shall be, and they hereby are, deleted therefrom, and the parties shall have no further obligations under or in respect of said Sections 2, 5, 6 and 7. The parties acknowledge and agree that this Amendment terminates the Company's obligation to grant the Option (as defined in Section 2 of the Agreement) which was intended to be granted to Mr. Papitto but which had not been accepted by Mr. Papitto or submitted to the shareholders of the Company for their approval.

2. All other terms and provisions of the Agreement are hereby ratified and confirmed.

      IN WITNESS WHEREOF, the parties have signed this Amendment as of this 7th day of February, 2002.


                                          /s/  RALPH R. PAPITTO
                                               ----------------
                                                RALPH R. PAPITTO


                                          /s/  MARIO J. GABELLI
                                               ----------------
                                                MARIO J. GABELLI


                                          LYNCH CORPORATION


                                          By:   /s/  RAYMOND H. KELLER
                                                     -----------------
                                                      RAYMOND H. KELLER